SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  -  April 19, 2004

Sun Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

155 North 15th Street
Lewisburg, Pennsylvania	17837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number (Including Area Code)  (570) 523-4300

N/A

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets.

Not Applicable

Item 3.	Bankruptcy or Receivership.

Not Applicable

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

Exhibits:

	99.1	Press Release of Registrant, Sun Bancorp, Inc., dated April 19, 2004, regarding the financial performance of the Registrant for the three months ended March 31, 2004.

	99.2	Sun Bancorp, Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2004

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

On April 19, 2004, Sun Bancorp, Inc. announced its results of operations for the three months ended March 31, 2004.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.  In addition, a copy of the Sun Bancorp, Inc. Quarterly Financial Data is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: April 19, 2004	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

99.1	Press Release of Registrant, Sun Bancorp, Inc., dated April 19, 2004, regarding the financial performance of the Registrant for the three months ended March 31, 2004.

99.2	Sun Bancorp, Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2004